UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2012

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into A Material Definitive Agreement.

On April 19, 2012, Mack-Cali Realty, L.P. (the “Company”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), completed the sale of $300 million of senior unsecured notes (the “Notes”). The Notes were priced on April 10, 2012, mature on April 18, 2022 and bear interest at 4.500%, with interest payable semiannually on April 15 and October 15 of each year outstanding, beginning on October 15, 2012.  The Company received net proceeds of approximately $296.8 million from the sale of the Notes which are intended to be used to repay outstanding borrowings under the Company’s unsecured revolving credit facility and for general corporate purposes, which may include the purchasing or retiring of some of the Company’s outstanding debt securities.  The Company may redeem the Notes at any time upon payment of a make-whole amount.

The Notes are being issued under an indenture dated as of March 16, 1999 (the “Indenture”) by and among the Company, as issuer, the General Partner, as guarantor, and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by supplemental indenture no. 15 dated as of April 19, 2012 (the “Supplemental Indenture”) by and between the Company and Trustee.  The material terms of the Indenture, as amended by the Supplemental Indenture, provide for the issuance of the Notes on the terms set forth in the preceding paragraph and include certain representations, warranties and covenants, conditions to closing and other obligations of the Company, the General Partner and the Trustee that are customary in an underwritten public offering, including those terms and conditions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

In connection with the foregoing, the Company and the General Partner hereby file the following documents:

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

4.1

Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Current Report on Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 15 dated as of April 19, 2012, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Global 4.500% Note due 2022.

5.1*	Opinion of Seyfarth Shaw LLP regarding certain matters of law, including the validity of the debt securities being registered.

8.1*	Opinion of Seyfarth Shaw LLP regarding tax matters.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 19, 2012	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 19, 2012	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Current Report on Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 15 dated as of April 19, 2012, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Global 4.500% Note due 2022.

5.1*	Opinion of Seyfarth Shaw LLP regarding certain matters of law, including the validity of the debt securities being registered.

8.1*	Opinion of Seyfarth Shaw LLP regarding tax matters.

* Filed herewith.